Exhibit  Number          Description  of  Exhibit
---------------          ------------------------
23(ii)                    Consent  of  Axelrod,  Smith  &  Kirshbaum


                               CONSENT OF COUNSEL


     The consent of Axelrod, Smith & Kirshbaum, is contained in their opinion filed as Exhibit 5 to this Registration Statement.

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